SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 12, 2003

                             SUPREME HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                              333-45210 88-0460457
          (Commission File Number) (IRS Employer Identification Number)


                    340 N. Sam Houston Parkway E., Suite 100
                              Houston, Texas 77060
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 621-4799
              (Registrant's Telephone Number, Including Area Code)



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This Amendment No. 1 to the Form 8-K filed August 13, 2003, amends the disclosure in Item 4 in its entirety to include a statement to the effect that during the our two most recent fiscal years and the subsequent interim period through the date of termination of our former independent auditor there was no reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K. Attached hereto as Exhibit 16.2 is a letter from our former independent auditor indicating that it agrees with the statements made in this Form 8-K/A.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Clyde Bailey, P.C., served as our independent auditor for the fiscal year ended December 31, 2002. On August 6, 2003, the Board of Directors resolved to dismiss Clyde Bailey, P.C., as our independent auditor for the fiscal year ending December 31, 2003, and to retain Malone & Bailey, PLLC. On August 6, 2003, we formally engaged Malone & Bailey, PLLC and notified Clyde Bailey, P.C., of its dismissal and the subsequent engagement of Malone & Bailey, PLLC.

            The reports of Clyde Bailey, P.C., on our consolidated balance sheets as of December 31, 2001 and 2002, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2002, included in our annual report on Form 10-KSB filed April 15, 2003, contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. During such fiscal years and the interim periods preceding the date of dismissal:

(i) there have been no disagreements with Clyde Bailey, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Clyde Bailey, P.C., would have caused them to make reference thereto in their report on our consolidated financial statements for such periods; and

(ii) there have been no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K; namely, we were not advised by Clyde Bailey, P.C., that:

     (A) internal controls necessary for us to develop reliable financial statements do not exist;

     (B) that information had come to its attention that led it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management;

     (C) that it needed to significantly expand the scope of its audit, or that information had come to its attention that if further investigated may materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report, or that caused it to be unwilling to rely on management's representations or be associated with our financial statements: or

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     (D)  that   information  had  come  to  its  attention  that  it  concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

            We have previously provided Clyde Bailey, P.C., a copy of the disclosures contained in this amended report and have requested that Clyde Bailey, P.C., furnish us with a letter, addressed to the SEC, stating whether it agrees with the statements made in this amended report and, if not, stating the respects in which it does not agree. Clyde Bailey, P.C., has provided us with a letter, dated August ____, 2003, stating that it agrees with the above statements. A copy of this letter is filed as Exhibit 16.2 to this Form 8-K/A.

            We did not consult with Malone & Bailey, PLLC, on any accounting, auditing or financial reporting issue during the two fiscal years preceding the date of dismissal report or any interim period. We have previously provided Malone & Bailey, PLLC, with a copy of the disclosure contained in this amended report, have requested that it review the disclosure, and have requested that it provide us with a letter addressed to the SEC to the extent that it disagrees with any of the statements contained herein or has any new or clarifying information to disclose. Malone & Bailey, PLLC, has indicated to us that it does not disagree and has no new or clarifying information to report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibits.

16.2 Letter from Clyde Bailey, P.C., to the Securities and Exchange Commission regarding the change in independent auditor.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUPREME HOLDINGS, INC.
                                        (Registrant)

Date: September 29, 2003                By: /s/ Jim C. Pyle
                                            ------------------------------------
                                            Jim C. Pyle, Chief Financial Officer